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                                                                    Exhibit 10.9


                        ASSIGNMENT AND NOVATION AGREEMENT

            WHEREAS, The Mutual Life Insurance Company of New York (the "Ceding Company") and Lyndon Life Insurance Company (formerly ITT Lyndon Life Insurance Company and hereinafter referred to as "ITTLL") entered into Reinsurance Agreement Number 1290-46, effective December 31, 1990 and amended the same by Amendment One Number 1290-46-A1, effective December 31, 1990, Amendment Number Two 1290-46-A2, effective June 30, 1991, Amendment Three Number 1290-46-A3, effective December 31, 1991, Amendment Four Number 1290-46-A4, effective January 1, 1992, Amendment Five Number 1290-46-A5, effective July 1, 1992, Amendment Six Number 1290-46-A6, effective December 31, 1992, Amendment Seven Number 1290-46-A7, effective April 1, 1993, Amendment Eight Number 1290-46-A8, effective December 31, 1993, Amendment Nine Number 1290-46-A9, effective January 1, 1995 Amendment Ten Number 1290-46-A10, effective December 31, 1995, and Amendment Eleven Number 1290-46-A11, effective December 31, 1995 (collectively referred to as the "Agreement") under which ITTLL assumes a 40.5 percent quota share of certain par whole life insurance policies issued by the Ceding Company (the "Reinsured Business"); and

            WHEREAS, by this Agreement and Novation Agreement (the "Assignment"), the Ceding Company, ITTLL and RGA Reinsurance Company ("RGA") mutually agree that RGA will assume the Reinsured Business on the same terms and conditions described in the Agreement, except as specified below, a copy of which is attached hereto and incorporated herein.


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            NOW THEREFORE, in consideration of the foregoing and other mutual promises contained herein, the parties agree as follows.

         1. CHANGE OF COMPANY. RGA will assume the Reinsured Business, as of the Effective Date of this Assignment, and wherever the terms "Reinsurer" or "ITT Lyndon Life Insurance Company" are used in the Agreement, these terms shall be deemed to refer to RGA.

         2. REPORTS, SETTLEMENTS AND NOTICES. All monies, consideration, reports or notices to the Reinsurer under the Agreement will from the Effective Date of this Agreement forward to be sent directly to RGA/Swiss Financial Group, L.L.C. to the attention of:

                        Frank A. Alvarez
                        President and Treasurer
                        RGA/Swiss Financial Group, L.L.C.
                        660 Madison Ridge Center Drive, Suite 300
                        St. Louis, Missouri 63141

         3. LIABILITY. As of the Effective Date of this Assignment, it is understood that ITTLL is no longer the reinsurer of the Reinsured Business, that ITTLL has been released from all obligations expressed, implied, or arising under the Agreement on or after the Effective Date of this Assignment, and that all obligations, properties, rights, monies, considerations, accounting and/or liabilities of the Reinsurer, as described under the Agreement with respect to the Reinsured Business will become the sole obligations, properties, rights, monies, considerations, accounting and/or liabilities of RGA.

         4. EFFECTIVE DATE. The Effective Date of this Agreement is January 1, 1996.


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            IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed in triplicate on the dates indicated below.

ATTEST:                           THE MUTUAL LIFE INSURANCE COMPANY OF NEW
                                  YORK ("Ceding Company")

By: /s/ Arnold N. Greenspoon      By:  /s/ Phillip A. Eisenberg
    ------------------------           ------------------------
Title:  VP & Actuary              Title: Sr. VP & Chief Actuary
Date:  3/27/96                    Date: 3/27/96

ATTEST:                           LYNDON LIFE INSURANCE COMPANY
                                  ("ITTLL")

By: /s/ Gregg O. Caioler          By: /s/ Roland Anderson
    ------------------------          ---------------------------
Title: VP and Controller          Title: President
Date: 3/26/96                     Date: 3/26/96

ATTEST:                           RGA REINSURANCE COMPANY("RGA")

By: /s/ James W. Daller           By: /s/ Paul A. Salente
    ------------------------          ---------------------------
Title: 2nd VP & Actuary           Title: Senior Vice President
Date: 3/29/96                     Date: 3/29/96


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